CONFORMED COPY

   AMENDMENT NO.1 dated as of December 13, 1996 (this "Amendment"), to the Credit Agreement referred to below among OAK INDUSTRIES INC., a Delaware corporation (the "Borrower"), the lenders party hereto and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


   A. The parties hereto have entered into a Credit Agreement dated as of November 1, 1996 (the "Credit Agreement").

   B. The Borrower has requested that certain terms of the Credit Agreement be amended and the Required Lenders are willing, on the terms and subject to the conditions set forth below, to agree to amend the Credit Agreement as provided herein.

   C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

   In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

   SECTION 1. Amendment to Section 6.06(a). Section 6.06(a) of the Credit Agreement is amended and restated in its entirety as follows:

   SECTION 6.06. Dividends and Distributions; Restrictions on Ability of Subsidiaries to Pay Dividends. (a) Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of its Capital Stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any shares of any class of its Capital Stock or set aside any amount for any such purpose; provided, however, that (i) any Subsidiary may declare and pay dividends or make other pro rata distributions to the Borrower, (ii) the Borrower and the applicable Subsidiaries may complete the Connector Purchase and the Gilbert Purchase, (iii) prior to the completion of the Gilbert Purchase, Gilbert may declare and pay dividends and make other distributions with respect to its Capital Stock to Gilbert Management, (iv) the Borrower may repurchase its common stock for aggregate consideration not in excess of $50,000,000 for all such purchases after the date of this amended Agreement; provided that the average purchase price per share of repurchased common stock shall not exceed $25 and (v) if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing, the Borrower may repurchase stock or options from former officers and former employees (or their legal representatives) in the ordinary course of business in accordance with any duly instituted stock option plan.

   SECTION 2. Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that:

   (i) Before and after giving effect to this Amendment, the representations and warranties set forth in Section 3 of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

   (ii) Before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

   SECTION 3. Condition to Effectiveness. This Amendment shall become effective upon the date when the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.

   SECTION 4. Credit Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

   SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

   SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

   SECTION 7.  Expenses.  The Borrower agrees to reimburse the
Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine and Moore, counsel for the Administrative Agent.


   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                                         OAK INDUSTRIES INC.,

                                         by
                                           /s/ Pamela F. Lenehan
                                           Name: Pamela F. Lenehan
                                           Title: Senior Vice President


                                         THE CHASE MANHATTAN BANK,
                                         individually and as Agent,

                                         by
                                           /s/ Ann B. Kerns
                                           Name: Ann B. Kerns
                                           Title: Vice President


                                         ABN AMRO BANK N.V., Boston Branch,
                                         by:  ABN AMRO North America, Inc.,
                                              as Agent

                                         by
                                           /s/ Carol A. Levine
                                           Name: Carol A. Levine
                                           Title: Senior Vice President


                                         by
                                           /s/ James E. Davis
                                           Name: James E. Davis
                                           Title: Vice President



                                         NATIONSBANK OF TEXAS, N.A.,

                                         by
                                           /s/ Brent W. Mellow
                                           Name: Brent W. Mellow
                                           Title: Vice President


                                         LTCB TRUST CO.,

                                         by
                                           /s/ Noboru Kubota
                                           Name: Noboru Kubota
                                           Title: Senior Vice President



                                         THE ROYAL BANK OF SCOTLAND PLC -
                                         NEW YORK BRANCH,

                                         by
                                           /s/ Russell M. Gibson
                                           Name: Russell M. Gibson
                                           Title: Vice President and Deputy
                                                  Manager



                                         THE FIRST NATIONAL BANK OF BOSTON,

                                         by
                                           /s/ Christopher Francis
                                           Name: Christopher Francis
                                           Title:


                                          BHF-BANK AG,

                                          by
                                            /s/ Linda Pace
                                            Name: Linda Pace
                                            Title: Senior Vice President


                                          by
                                            /s/ Perry Formen
                                            Name: Perry Formen
                                            Title: Vice President



                                          MELLON BANK, N.A.,

                                          by
                                            /s/ Steven J. Wagner
                                            Name: Steven J. Wagner
                                            Title: Relationship Officer



                                          FIRST UNION NATIONAL BANK OF
                                          NORTH CAROLINA,

                                          by
                                            /s/ Mark M. Harden
                                            Name: Mark M. Harden
                                            Title: Vice President



                                          FLEET NATIONAL BANK,

                                          by
                                            /s/ Roger C. Boucher
                                            Name: Roger C. Boucher
                                            Title: Vice President